Morgan Stanley Biotechnology Fund
LETTER TO THE SHAREHOLDERS o NOVEMBER 30, 2002

Dear Shareholder:

Morgan Stanley Biotechnology Fund commenced operations on July 25, 2002. The Fund seeks long-term capital appreciation by investing substantially in the common stocks and other equity securities of biotechnology companies worldwide. Biotechnology companies can include, among others, companies involved with genomics, genetic engineering or gene therapy, or in the application and development of biotechnology in areas such as health care, pharmaceuticals and agriculture. This semiannual report covers the period from the Fund's inception through November 30, 2002.

Market Overview

The period began with growing fears of a double-dip recession. Gross domestic product (GDP) had slowed sharply from its unsustainable first-quarter growth rate of 5.8 percent. By June, legitimate questions had arisen concerning the path of corporate earnings, the vitality of capital spending and the sustainability of consumer confidence. An outlook for modest economic growth was buoyed by raw materials price strength, still-low interest rates and pro-growth monetary and fiscal policymakers. The double-dip recession did not occur as feared and the economy grew modestly throughout the period under review.

The stock market disengaged from the economic recovery during this period and by October 9 had fallen to a cyclical low. The market was driven lower by disappointing corporate earnings and wide-scale downward earnings forecasts. Any remaining buying optimism appeared to be sapped by recurrent concerns about corporate accounting, bankruptcy filings, corporate-governance scandals and persistent fears of a potential economic retrenchment resulting from a possible war with Iraq. Following the October 9 low, however, the stock market rallied and registered outstanding relative gains for the subsequent two months. The combined return for October and November, as measured by the Standard & Poor's 500 Index (S&P 500)*, was the highest for any two-month period since 1990, and the second highest October/November gain since 1926.

The biotechnology sector, which had declined sharply during the first half of 2002, rebounded after the Fund was launched in July. This wide swing in performance underscores the volatility inherent in the biotechnology sector. One of the main influences driving this sector is the risk premium in the technology sector. That link exists because biotechnology companies' valuations are closely linked with the health of technology companies. As the biotech sector matures, however, we believe this link will diminish and the biotech industry will be valued independently.

--------------
* The Standard & Poor's 500 Index (S&P 500(Reg. TM)) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Biotechnology Fund
LETTER TO THE SHAREHOLDERS o NOVEMBER 30, 2002 continued

Performance and Portfolio Strategy

For the period from inception through November 30, 2002, the Fund's Class A, B, C and D shares posted total returns of 19.50 percent, 19.20 percent, 19.20 percent and 19.70 percent, respectively. For the same period, the S&P 500 returned 12.38 percent. The performance of the Fund's four share classes varies because each has different expenses. The total return figures given assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. If sales charges were included, performance would be lower.

One of the Fund's main investment themes is its focus on biotechnology companies that are developing innovative new pharmaceutical products to combat disease and are trading at attractive valuations. We believe companies that possess this kind of unique intellectual property have the highest potential for future growth. Some of the Fund's largest holdings in this area include Amgen, a leading biotech company that develops a variety of therapeutics in metabolism and nephrology, oncology, inflammation and bone diseases; NPS Pharmaceuticals, which is developing small-molecule drugs and recombinant peptides for treating many diseases; and Affymetrix, which develops and commercializes GeneChip DNA probe technology for automated gene sequencing and managing complex genetic information.

Looking Ahead

As each year passes, the biotechnology sector matures. Accordingly, we believe that it is only a matter of time before this sector becomes more independent of the risk premium in the overall market. At present, we believe that biotech companies that are focused on historically difficult therapeutic areas are undervalued relative to the overall biotech sector.

We appreciate your ongoing support of Morgan Stanley Biotechnology Fund and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo               /s/ Mitchell M. Merin

Charles A. Fiumefreddo                   Mitchell M. Merin
Chairman of the Board                    President and CEO

Morgan Stanley Biotechnology Fund
FUND PERFORMANCE o NOVEMBER 30, 2002


         AVERAGE ANNUAL TOTAL RETURNS - PERIOD ENDED NOVEMBER 30, 2002
--------------------------------------------------------------------------------


                   CLASS A SHARES*
------------------------------------------------------
Since Inception (7/25/2002)     19.50%(1)   13.23%(2)


                   CLASS B SHARES**
------------------------------------------------------
Since Inception (7/25/2002)     19.20%(1)   14.20%(2)


                   CLASS C SHARES+
------------------------------------------------------
Since Inception (7/25/2002)     19.20%(1)   18.20%(2)


                   CLASS D SHARES++
------------------------------------------------------
Since Inception (7/25/2002)     19.70%(1)


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. THE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS A, CLASS B, CLASS C, AND CLASS D SHARES WILL VARY DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.



------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
 *    The maximum front-end sales charge for Class A is 5.25%.
**    The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%.
 +    The CDSC declines to 0% after six years.
++ The maximum contingent deferred sales charge for Class C is 1% for shares redeemed within one year of purchase.
      Class D has no sales charge.

Morgan Stanley Biotechnology Fund
PORTFOLIO OF INVESTMENTS o NOVEMBER 30, 2002 (UNAUDITED)




     NUMBER OF
       SHARES                                                     VALUE
--------------------                                          -------------
                       Common Stocks (91.3%)
                       Biotechnology (73.7%)
      4,600            Abgenix, Inc.* .....................   $   42,642
        775            Acambis PLC (ADR)
                         (United Kingdom)* ................       30,845
      7,140            Affymetrix, Inc.* ..................      193,494
      7,400            Amgen Inc.* ........................      349,280
      6,490            Amylin Pharmaceuticals, Inc.*.......      111,952
      2,450            Applera Corp. - Celera
                         Genomics Group* ..................       27,611
      2,640            Array BioPharma Inc.* ..............       22,308
      1,830            Biogen, Inc.* ......................       80,794
      5,635            Bruker Daltonics, Inc.* ............       32,007
      5,380            Celgene Corp.* .....................      132,348
        770            Cephalon, Inc.* ....................       42,196
      1,200            Charles River Laboratories
                         International, Inc.* .............       43,860
      1,330            Chiron Corp.* ......................       53,466
      1,530            CuraGen Corp.* .....................        8,170
      3,745            CV Therapeutics, Inc.* .............       86,921
      1,750            Enzon, Inc.* .......................       32,340
     10,040            Exelixis, Inc.* ....................       90,962
      4,555            Genentech, Inc.* ...................      150,315
      2,735            Genzyme Corp.
                         (General Division)* ..............       89,708
      2,990            Gilead Sciences, Inc.* .............      118,045
      3,470            Human Genome Sciences,
                         Inc.* ............................       36,990
      3,430            IDEC Pharmaceuticals Corp.*.........      112,538
      3,940            ImClone Systems, Inc.* .............       54,096
      3,135            ImmunoGen, Inc.* ...................       12,352
      3,955            InterMune Inc.* ....................      120,746
      3,875            Isis Pharmaceuticals, Inc.* ........       33,441
      4,550            Luminex Corp.* .....................       22,522
      1,100            Medicines Company (The)* ...........       18,458
      4,465            MedImmune, Inc.* ...................      117,787
      5,445            Millennium Pharmaceuticals,
                         Inc.* ............................       54,504
      1,395            Neurocrine Biosciences, Inc.*.......       64,282
      7,180            NPS Pharmaceuticals, Inc.* .........      212,241
      1,625            OSI Pharameceuticals Inc.* .........       35,084
      2,565            Protein Design Labs, Inc.* .........       23,418
      8,905            Regeneron Pharmaceuticals,
                         Inc.* ............................      192,793
        700            SangStat Medical Corp.* ............       10,220


    NUMBER OF
      SHARES                                                    VALUE
----------------                                             -----------
       740             Scios, Inc.* .......................   $   24,302
     2,000             Sequenom Inc.* .....................        4,380
     1,000             Techne Corp.* ......................       30,940
    11,985             Telik, Inc.* .......................      154,726
     2,245             Transkaryotic Therapies, Inc.*......       21,328
     2,150             Trimeris, Inc.* ....................      103,308
     4,700             Tularik Inc.* ......................       45,073
     1,250             VaxGen, Inc.* ......................       24,513
     2,040             Vertex Pharmaceuticals, Inc.*.......       37,903
     4,050             Zymogenetics, Inc.* ................       31,347
                                                              ----------
                                                               3,338,556
                                                              ----------
                       Electronic Equipment/
                         Instruments (0.3%)
       585             Thermo Electron Corp.* .............       11,460
                                                              ----------
                       Medical Specialties (4.7%)
       815             Apogent Technologies Inc.* .........       16,349
     2,805             Applera Corp. - Applied
                         Biosystems Group .................       61,317
     3,000             Aradigm Corp.* .....................        5,700
       350             Atrix Laboratories, Inc. ...........        6,398
       590             Cooper Companies, Inc. (The)........       16,579
       850             CTI Molecular Imaging, Inc.*........       22,100
       500             Medtronic, Inc. ....................       23,375
     3,250             Thoratec Corp.* ....................       28,243
       655             Varian Medical Systems, Inc.*.......       30,582
                                                              ----------
                                                                 210,643
                                                              ----------
                       Pharmaceuticals: Generic
                         Drugs (0.4%)
     1,625             ICN Pharmaceuticals, Inc. ..........       19,094
                                                              ----------
                       Pharmaceuticals: Major (6.2%)
     1,455             Abbott Laboratories ................       63,700
     1,185             Lilly (Eli) & Co. ..................       80,936
       800             Merck & Co., Inc. ..................       47,528
     1,395             Pfizer, Inc. .......................       43,998
     1,205             Wyeth, Inc. ........................       46,308
                                                              ----------
                                                                 282,470
                                                              ----------
                       Pharmaceuticals: Other (4.3%)
     7,525             Allos Therapeutics Inc.* ...........       60,200
       350             Angiotech Pharmaceuticals,
                         Inc. (Canada)* ...................       13,472
     1,400             Cell Therapeutics, Inc.* ...........       13,440
     1,050             Connetics Corp.* ...................       12,611

                       See Notes to Financial Statements

Morgan Stanley Biotechnology Fund
PORTFOLIO OF INVESTMENTS o NOVEMBER 30, 2002 (UNAUDITED) continued


 NUMBER OF
  SHARES                                              VALUE
----------                                         ----------
1,950        Esperion Therapeutics, Inc.*........   $  13,241
1,000        Salix Pharmaceuticals, Ltd.*........       9,310
  550        Teva Pharmaceutical
               Industries Ltd. (ADR) (Israel)....      43,483
2,450        Versicor Inc.* .....................      27,661
                                                    ---------
                                                      193,418
                                                    ---------
             Services to the Health
             Industry (0.8%)
  485        Accredo Health, Inc.* ..............      25,862
  305        Stericycle, Inc.* ..................      10,162
                                                    ---------
                                                       36,024
                                                    ---------
             Wholesale Distributors (0.9%)
1,410        Fisher Scientific International,
               Inc.* ............................      42,244
                                                    ---------
             Total Common Stocks
             (Cost $3,789,475) ..................   4,133,909
                                                    ---------




 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                    VALUE
-----------                                -----------
              Short-Term Investment (12.5%)
              Repurchase Agreement
 $    567     Joint repurchase agreement
              account 1.36% due
              12/02/02 (dated
              11/29/02; proceeds
              $567,064) (a)
              (Cost $567,000)...........   $  567,000
                                           ----------


Total Investments
(Cost $4,356,475) (b).........    103.8%         4,700,909
Liabilities in Excess of Other
Assets .......................     (3.8)          (171,388)
                                  -----         ----------
Net Assets ...................    100.0%        $4,529,521
                                  =====         ==========

---------------------------
ADR  American Depository Receipt.

*    Non-income producing security.

(a)  Collateralized by federal agency and U.S. Treasury obligations.

(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $523,838 and the aggregate gross unrealized depreciation is $179,404, resulting in net unrealized appreciation of $344,434.


                       See Notes to Financial Statements

Morgan Stanley Biotechnology Fund
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
November 30, 2002 (unaudited)



Assets:
Investments in securities, at value
 (cost $4,356,475) ...............................................    $4,700,909
Receivable for shares of beneficial interest sold ................        46,971
Deferred offering costs ..........................................        90,565
Prepaid expenses and other assets ................................         1,844
Receivable from affiliate ........................................        34,702
                                                                      ----------
  Total Assets ...................................................     4,874,991
                                                                      ----------
Liabilities:
Payable for:
  Investments purchased ..........................................       206,973
  Shares of beneficial interest redeemed .........................        10,086
  Distribution fee ...............................................         2,933
Accrued expenses and other payables ..............................        34,913
Offering costs ...................................................        90,565
                                                                      ----------
  Total Liabilities ..............................................       345,470
                                                                      ----------
  Net Assets .....................................................    $4,529,521
                                                                      ==========
Composition of Net Assets:
Paid-in-capital ..................................................    $4,212,436
Net unrealized appreciation ......................................       344,434
Net investment loss ..............................................        (5,279)
Net realized loss ................................................       (22,070)
                                                                      ----------
  Net Assets .....................................................    $4,529,521
                                                                      ==========
Class A Shares:
Net Assets .......................................................    $  374,334
Shares Outstanding (unlimited authorized, $.01 par value).........        31,317
  Net Asset Value Per Share ......................................        $11.95
                                                                          ======
  Maximum Offering Price Per Share,
  (net asset value plus 5.54% of net asset value) ................        $12.61
                                                                          ======
Class B Shares:
Net Assets .......................................................    $3,298,353
Shares Outstanding (unlimited authorized, $.01 par value).........       276,603
  Net Asset Value Per Share ......................................        $11.92
                                                                          ======
Class C Shares:
Net Assets .......................................................      $400,223
Shares Outstanding (unlimited authorized, $.01 par value).........        33,567
  Net Asset Value Per Share ......................................        $11.92
                                                                          ======
Class D Shares:
Net Assets .......................................................      $456,611
Shares Outstanding (unlimited authorized, $.01 par value).........        38,159
  Net Asset Value Per Share ......................................        $11.97
                                                                          ======


                       See Notes to Financial Statements

Morgan Stanley Biotechnology Fund
FINANCIAL STATEMENTS continued

Statement of Operations
For the period July 25, 2002* through November 30, 2002 (unaudited)



Net Investment Loss:
Income
Dividends .................................    $   1,844
Interest ..................................        1,522
                                               ---------
  Total Income ............................        3,366
                                               ---------
Expenses
Offering costs ............................       51,917
Professional fees .........................       19,942
Investment management fee .................       10,301
Transfer agent fees and expenses ..........        8,962
Distribution fee (Class A shares) .........          217
Distribution fee (Class B shares) .........        7,396
Distribution fee (Class C shares) .........        1,032
Shareholder reports and notices ...........        4,372
Custodian fees ............................        2,497
Other .....................................        1,395
                                               ---------
  Total Expenses ..........................      108,031
Less: amounts waived/reimbursed ...........      (99,386)
                                               ---------
  Net Expenses ............................        8,645
                                               ---------
  Net Investment Loss .....................       (5,279)
                                               ---------
Net Realized and Unrealized Gain (Loss):
Net realized loss .........................      (22,070)
Net unrealized appreciation ...............      344,434
                                               ---------
  Net Gain ................................      322,364
                                               ---------
Net Increase ..............................    $ 317,085
                                               =========

------------
*      Commencement of operations.

                       See Notes to Financial Statements

Morgan Stanley Biotechnology Fund
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets





                                                                              FOR THE PERIOD
                                                                              JULY 25, 2002*
                                                                                  THROUGH
                                                                             NOVEMBER 30, 2002
                                                                            ------------------
                                                                               (unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment loss .....................................................      $     (5,279)
Net realized loss .......................................................           (22,070)
Net unrealized appreciation .............................................           344,434
                                                                               ------------
  Net Increase ..........................................................           317,085
Net increase from transactions in shares of beneficial interest .........         4,112,436
                                                                               ------------
  Net Increase ..........................................................         4,429,521
Net Assets:
Beginning of period .....................................................           100,000
                                                                               ------------
End of Period
(Including a net investment loss of $5,279) .............................      $  4,529,521
                                                                               ============

------------
*      Commencement of operations.


                       See Notes to Financial Statements

Morgan Stanley Biotechnology Fund
NOTES TO FINANCIAL STATEMENTS o NOVEMBER 30, 2002 (UNAUDITED)


1. Organization and Accounting Policies

Morgan Stanley Biotechnology Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks and other equity securities of biotechnology companies. The Fund was organized as a Massachusetts business trust on February 15, 2002 and had no operations other than those relating to organizational matters and the issuance of 2,500 shares of beneficial interest by each class for $25,000 of each class to Morgan Stanley Investment Advisors Inc. (the "Investment Manager") to effect the Fund's initial capitalization. The Fund commenced operations on July 25, 2002.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments - (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the

Morgan Stanley Biotechnology Fund
NOTES TO FINANCIAL STATEMENTS o NOVEMBER 30, 2002 (UNAUDITED) continued

identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Joint Repurchase Agreement Account - Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations.

D. Multiple Class Allocations - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Federal Income Tax Policy - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

G. Offering Costs - The Investment Manager incurred offering costs on behalf of the Fund in the amount of $142,482 which will be reimbursed by the Fund for the full amount thereof. Such expenses were deferred and are being amortized on the straight-line method over a period of approximately one year or less from the commencement of operations.

H. Use of Estimates - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Morgan Stanley Biotechnology Fund
NOTES TO FINANCIAL STATEMENTS o NOVEMBER 30, 2002 (UNAUDITED) continued

2. Investment Management Agreement

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 1.0% to the net assets of the Fund determined as of the close of each business day.

The Investment Manager agreed to waive its fee and assume all operating expenses (except for distribution fees) until such time as the Fund reaches $50 million of net assets or December 31, 2003, whichever occurs first. At November 30, 2002, included in the Statement of Assets and Liabilities is a receivable from affiliate, which represents expense reimbursements due to the Fund.

3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $262,661 at November 30, 2002.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the period ended November 30, 2002, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the period ended November 30, 2002, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $3,910 and $209, respectively and received $5,455 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

Morgan Stanley Biotechnology Fund
NOTES TO FINANCIAL STATEMENTS o NOVEMBER 30, 2002 (UNAUDITED) continued

4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the period ended November 30, 2002 aggregated $4,065,215 and $253,670, respectively.

For the period ended November 30, 2002, the Fund incurred brokerage commissions of $639 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At November 30, 2002, the Fund had transfer agent fees and expenses payable of approximately $7,500.

5. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:




                                          FOR THE PERIOD
                                          JULY 25, 2002*
                                             THROUGH
                                        NOVEMBER 30, 2002
                                   ----------------------------
                                           (unaudited)
                                      SHARES          AMOUNT
                                   ------------   -------------
CLASS A SHARES
Sold ...........................       32,195      $  356,531
Redeemed .......................       (3,378)        (36,805)
                                       ------      ----------
Net increase - Class A .........       28,817         319,726
                                       ------      ----------
CLASS B SHARES
Sold ...........................      294,911       3,265,489
Redeemed .......................      (20,808)       (223,392)
                                      -------      ----------
Net increase - Class B .........      274,103       3,042,097
                                      -------      ----------
CLASS C SHARES
Sold ...........................       33,610         372,569
Redeemed .......................       (2,543)        (28,952)
                                      -------      ----------
Net increase - Class C .........       31,067         343,617
                                      -------      ----------
CLASS D SHARES
Sold ...........................       38,786         440,742
Redeemed .......................       (3,127)        (33,746)
                                      -------      ----------
Net increase - Class D .........       35,659         406,996
                                      -------      ----------
Net increase in Fund ...........      369,646      $4,112,436
                                      =======      ==========

------------
*     Commencement of operations.

Morgan Stanley Biotechnology Fund
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout the period:




                                                                  FOR THE PERIOD JULY 25, 2002*
                                                                    THROUGH NOVEMBER 30, 2002
                                                    ---------------------------------------------------------
                                                      CLASS A       CLASS B         CLASS C         CLASS D
                                                       SHARES        SHARES          SHARES          SHARES
                                                      -------       -------         -------         -------
Selected Per Share Data:
Net asset value, beginning of period ............     $10.00         $10.00          $10.00          $10.00
                                                      ------         ------          ------          ------
Income (loss) from investment operations:
 Net investment income (loss)** .................       0.00          (0.03)          (0.03)           0.01
 Net realized and unrealized gain ...............       1.95           1.95            1.95            1.96
                                                      ------         ------           -----          ------
Total income from investment operations .........       1.95           1.92            1.92            1.97
                                                      ------         ------           -----          ------
Net asset value, end of period ..................     $11.95         $11.92          $11.92          $11.97
                                                      ======         ======          ======          ======
Total Return+ (1) ...............................      19.50%         19.20 %         19.20 %         19.70%
Ratios to Average Net Assets(2)(3)(4):
Expenses ........................................       0.25%          1.00 %          1.00 %          0.00%
Net investment income (loss) ....................       0.08%         (0.67)%         (0.67)%          0.33%
Supplemental Data:
Net assets, end of period, in thousands .........       $374         $3,298            $400            $457
Portfolio turnover rate(1) ......................          9%             9 %             9 %             9%

------------
*     Commencement of operations.
** The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) If the Fund had borne all its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment loss ratios would have been 9.90% and (9.57%), respectively, for Class A; 10.65% and (10.32%), respectively, for Class B; 10.65% and (10.32%), respectively, for Class C; and 9.65% and (9.32%), respectively, for Class
      D.


                       See Notes to Financial Statements

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


TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell

OFFICERS
Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin
President and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Joseph J. McAlinden
Vice President

Ronald E. Robison
Vice President

Thomas F. Caloia
Treasurer

Francis Smith
Vice President and Chief Financial Officer

TRANSFER AGENT
Morgan Stanley Trust
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member NASD.

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Morgan Stanley
Biotechnology Fund

Semiannual Report

November 30, 2002




39934RPT-9533A03-AP-12/02